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                                 UNIFET, INCORPORATED
                     SERIES C PREFERRED STOCK PURCHASE AGREEMENT



      THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT is made and effective as of the ____ day of March, 1995, by and between UNIFET, INCORPORATED, a California corporation ("Company"), and __________________________ ("Investor").

      The parties hereto agree as follows:

      1.      PURCHASE AND SALE OF PREFERRED STOCK

              1.1 SALE AND ISSUANCE OF PREFERRED STOCK. Investor shall purchase at the Closing, and the Company shall sell and issue to Investor, at the Closing, ____________ shares of its Series C Preferred Stock ("Preferred Stock") for a purchase price of $1.00 per share ("Shares").
              1.2 CLOSING. The purchase and sale of the Shares will take place at the earliest possible date following the execution of this Agreement, but in no event later than the close of business on May 15, 1995, at 10:00 a.m., at the Company's offices in San Diego, California, or at such other time and place as is agreed to by the Investor and the Company (which time and place are designated as the "Closing"). At the closing, the Company shall deliver to Investor a certificate representing the Shares against either (i) the wire transfer of U.S. funds to the Company, or (ii) the delivery of other immediately available U.S. funds in form acceptable to the Company in the amount of the purchase price for the Shares.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Investor that:

              2.1 ORGANIZATION AND STANDING. The Company is duly organized, validly existing, and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on business as now conducted and as proposed to be conducted.

              2.2 AUTHORIZATION. All corporate action on the part of the Company and its officers, directors, and shareholders necessary for the authorization, execution, delivery, and performance of all the obligations of the Company under this Agreement and for the authorization, issuance and delivery of the Preferred Stock being sold under this Agreement and of the Common Stock issuable upon conversion of the Preferred Stock ("Common Stock") has been (or will be) taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company, subject to (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, or other equitable remedies and judicial principles with respect to provisions contrary to public policy, or any particular remedy at law, and (ii) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting the rights of creditors.

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              2.3  VALIDITY OF PREFERRED STOCK.  The Preferred Stock, when issued, sold, and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully paid, and non-assessable and issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Preferred Stock has been (or, prior to the Closing, will be) duly and validly reserved and, upon issuance in accordance with the conversion provisions of the Preferred Stock, shall be duly and validly issued, fully paid, and non-assessable.

              2.4 GOVERNMENTAL CONSENTS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, or filings with any federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained prior to, and be effective as of, the Closing.

              2.5  COMPLIANCE WITH OTHER INSTRUMENTS.  Except as set forth on
Schedule 2.5 attached hereto, the Company is not in violation of any provisions of its Articles of Incorporation or Bylaws, as amended and in effect on and as of the Closing, or, in any material respect, of any provision of any material instrument or contract to which it is a party, or, to the Company's knowledge, of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to it. The execution, delivery, and performance of this Agreement will not result in any such violation or be in conflict with or constitute a default under any such provision.

              2.6 MISLEADING STATEMENTS. No representation or warranty of the Company in this Agreement, or in any Exhibit to this Agreement, contains or will contain any untrue statement of a material fact necessary to make the statements made not misleading.

              2.7 PATENTS; TRADEMARKS. To the Company's knowledge it owns or possesses, has access to, or can become licensed on reasonable terms under, all patents, inventions, trademarks, trade names, copyrights, licenses, information, proprietary rights, and processes necessary for the conduct of its business as now conducted and as proposed to be conducted by the Company, without any infringement of, or conflict with the rights of others.

              2.8 TAXES. The Company has prepared and timely filed all material United States income tax returns and all material state tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes that have become due pursuant to such returns. The United States income tax returns of the Company have not been audited by the Internal Revenue Service, no deficiency assessment or proposed adjustment of the Company's United States income tax or state tax is pending and the Company has no knowledge of any proposed liability for any tax to be imposed upon its properties or assets for prior tax periods, for which there is not an adequate reserve reflected in the Financial Statements.

              2.9 INSURANCE. The Company has and will have upon Closing, fire and casualty insurance policies sufficient in amount (subject to reasonable deductibles) to allow the Company to replace any of its material properties that might be damaged or destroyed.


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      3.      REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.  Investor
represents and warrants to the Company that:

              3.1 AUTHORIZATION. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of such Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance, injunctive relief or other equitable remedies.

              3.2 TAX LIABILITY. It has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of its agents. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

      4.      SECURITIES LAWS.

              4.1  INVESTMENT REPRESENTATIONS.

                   4.1.1 UNREGISTERED SHARES. Investor understands that the Shares are not, and any Common Stock issued upon conversion of the Shares may not be, registered under the Act nor qualified under the California Corporate Securities Law of 1968, as amended (the "California Securities Law"), on the ground that the offer and sale of securities provided for in this Agreement is exempt from (i) the registration requirements of the Act pursuant to
Section 4(2) of the Act and Regulation D promulgated under the Act, and (ii) the qualification provisions of the California Securities Law pursuant to
Section 25102(f) of the California Securities Law. Investor hereby acknowledges that the Company's reliance on such exemptions is predicated, in part, on the accuracy of Investor's representations set forth herein.

                   4.1.2 QUALIFIED INVESTOR. Investor represents that he has the ability to bear the economic risks of his investment hereunder. Investor represents that he is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Act. Investor represents that
(i) he is experienced in evaluating and investing in newly organized, high technology companies such as the Company, (ii) he is able to fend for himself in the transactions contemplated by this Agreement, (iii) he has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, and (iv) he has the ability to bear the risk of loss of his entire investment. Investor represents that he has had access to the same kind of information that would be provided in a registration statement filed by the Company under the Act and that he has had, during the course of the transactions contemplated hereunder and prior to their purchase of Shares, the opportunity to ask questions of the Company and to obtain additional information as necessary to verify the accuracy of the information supplied and to have all questions which have been asked by the Investor answered by the Company. Investor represents that he has not been offered the Preferred Stock by any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by means of any such media.


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                   4.1.3  INVESTMENT INTENT.  Investor represents, and this
Agreement is made by the Company with Investor in reliance upon the accuracy of such representations, that the Shares (and any shares of Common Stock issued upon conversion of the Shares) Investor is purchasing will be acquired for investment for an indefinite period for his own account, and not directly or indirectly for the account of any other person or entity, and not with a view to or for sale in connection with any distribution or public offering of such Shares (and any shares of Common Stock issued upon conversion of such Shares) within the meaning of the Act and the California Securities Law, and that he has no present intention of selling, granting participation in, or otherwise distributing the same. Investor further represents that he does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, or grant participations to such person or entity, or to any other third person, with respect to any of the Shares or any Common Stock issued upon conversion of the Shares.

                   4.1.4 RESTRICTIONS ON TRANSFER. Investor understands that if the Company does not register its Common Stock with the Securities and Exchange Commission ("SEC") pursuant to Section 12 or 15 of the Securities Exchange Act of 1934, as amended, or supply information pursuant to the rules and regulations thereunder, or if a registration statement covering the Shares (or any shares of Common Stock issued upon the conversion thereof) under the Act is not in effect when he desires to sell Shares (or any shares of Common Stock issued upon the conversion thereof), he may be required to hold the Shares (or any shares of Common Stock issued upon the conversion thereof) for an indeterminate period. Investor also acknowledges that he understands that any sale of Shares (or any shares of Common Stock issued upon conversion thereof) which might be made by them in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Investor acknowledges that such information is not now available, and the Company has no present plans to make such information available.

                   4.1.5 NOTIFICATION OF INTENT TO TRANSFER. Investor agrees that he will not, in the absence of an effective registration statement covering the Shares (or any shares of Common Stock issued upon the conversion thereof), make a disposition of any Shares (or any shares of Common Stock issued upon conversion thereof) unless and until (a) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) he shall have furnished the Company an opinion of counsel (which counsel and which opinion shall be satisfactory to the Company) to the effect that (i) such disposition will not require registration of the Shares (or any shares of Common Stock issued upon the conversion thereof) under the Act or registration, qualification, consent or notice under any applicable state securities laws, including, without limitation, California Securities Law, and (ii) that all appropriate action necessary for compliance with the Act any applicable state securities laws including, without limitation, the California Securities Law, has been taken.

                   4.1.6 TRUE AT CLOSING. By acceptance of his Certificate(s) evidencing Shares, Investor confirms as of the Closing that the representations made by him in this Section 4.1 remain true and correct, and shall not become untrue or incorrect with only the passage of time.


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              4.2  LEGENDS.

                   4.2.1 RESTRICIVE LEGENDS. All certificates for Shares and all certificates for shares of Common Stock issued upon the conversion of Shares shall bear any legends required under applicable state and Federal securities laws, including without limitation a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968 (THE "LAW") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND QUALIFIED UNDER THE LAW, OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH OR EXEMPT THEREFROM.

                   4.2.2 COMPANY STOCKBOOK. In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares (and any Common Stock issued upon conversion thereof) in its stockbooks, and the Shares (and any Common Stock issued upon conversion thereof) shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Act covering the Shares (and any Common Stock issued upon conversion thereof), or pursuant to and in compliance with the provisions of paragraph 4.1.5 hereof.

      5. CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 1.2 of this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, any of which may be waived by the Investor:

              5.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same force and effect as if they had been made on and as of the Closing.

              5.2 PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

              5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Preferred Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

      6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company under Section 1.2 of this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, any of which may be waived by the Company:


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

              6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 and Section 4 herein shall be true on and as of the Closing with the same force and effect as if they had been made on and as of the Closing.

              6.2 GOVERNMENTAL CONSENTS. All consents, approvals, reviews, orders or authorizations of, or registrations, qualifications, permits, designations, declarations or filings with any federal or state governmental authority or regulatory body required in connection with the consummation of the transactions contemplated herein shall have been obtained or made and shall be effective as of the Closing.

              6.3 PURCHASE PERMITTED BY APPLICABLE LAWS. The sale of the Preferred Stock, and the other transactions contemplated by this Agreement, shall not be prohibited by any applicable law or governmental regulation and shall not subject the Company to any penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

      7.      COVENANTS OF THE COMPANY.

              7.1 FINANCIAL STATEMENTS. The Company shall deliver to Investor, upon such Investor's request and for so long as such Investor is a holder of at least 100,000 shares of Preferred Stock (or 100,000 shares of Common Stock issued upon conversion thereof or any combination of such Common Stock and Shares totaling 100,000):

                   (a) within 105 days after the end of each fiscal year of the Company a consolidated statement of operations for such fiscal year, a consolidated balance sheet of the Company as of the end of such year, a consolidated statement of shareholders' equity, and a consolidated statement of changes in financial condition for such year, certified by independent public accountants selected by the Company;

                   (b) within 45 days of the end of each of the first three fiscal quarters of each year an unaudited consolidated statement of operations for such quarter and the current fiscal year to date and an unaudited consolidated balance sheet as of the end of each such quarter; and

                   (c) within 60 days of the commencement of a fiscal year a business plan for said year.

              7.2  TERMINATION OF COVENANTS.  The covenants set forth in this
Section 7 shall be terminated and be of no further force or effect upon the earlier of (i) the Company becoming a reporting Company under the Securities Exchange Act of 1934, or (ii) when a registration statement filed by the Company under the Act, in connection with the first public offering of its securities, becomes effective, if ever.


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

              7.3 ANTI-DILUTION. If, after the date hereof, the Company shall issue, as part of a financing, Preferred Stock, or the common stock into which it is convertible, for a consideration per share less than the Conversion Price for the Preferred Stock, then immediately following such issuance, the Conversion Price for the Preferred Stock being purchased hereunder shall be reduced to such lower price, all as more particularly set forth in the Certificate of Determination filed with the California Secretary of State with respect to the Series C Preferred Stock.

      8.      COVENANTS OF INVESTORS.

              8.1 CONFIDENTIALITY. Investor agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to Investor pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is generally known, or until such information becomes generally known, to the public other than by reason of any breach of Investor's obligations under this Section.

      9. REGISTRATION RIGHTS. The Company and Investor hereby adopt the registration rights agreement attached hereto as Exhibit A and incorporated herein by this reference.

      10.     MISCELLANEOUS.

              10.1 AGREEMENT IS ENTIRE CONTRACT. This Agreement (including all the Exhibits hereto) constitutes the entire contract between the parties hereto with respect to the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties with respect to the subject matter hereof, whether oral or written, is superseded hereby. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto in accordance with the terms and conditions contained herein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

              10.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as such laws are applied to agreements by and between California residents entered into and to be performed entirely within California.

              10.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute a complete Agreement.

              10.4 TITLES AND SUBTITLES. The titles of the Sections and Subsections of this Agreement are for convenience only and are not to be considered in construing this Agreement.

              10.5 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or telefax with


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

confirmation, or one day after delivery to an overnight courier such as Federal Express (two days if international), or three days after dispatch via air mail (five days if international) postage prepaid to a party at its address hereinafter shown opposite its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

              10.6 SURVIVAL OF REPRESENTATIONS. Except as otherwise expressly provided herein, the warranties, representations and covenants of the Company and the Investors contained herein shall survive the execution and delivery of this Agreement and the Closing.

              10.7 AUTHORITY TO BIND. Each party executing this Agreement hereby warrants and represents that (i) the execution of this Agreement has been duly authorized by all requisite actions on the part of such party, (ii) the individuals executing this Agreement are duly authorized pursuant thereto, and
(iii) this Agreement is a valid and binding obligation of such party.

              10.8 ARBITRATION. Any Dispute between the parties hereto shall be referred to and finally resolved by arbitration, in accordance with the rules and procedures of the American Arbitration Association, in San Diego, California. The term "Dispute" shall mean (1) any differences in interpretation of this Agreement, (2) any controversy or claim arising out of or relating to this Agreement or the validity, breach or termination of this Agreement, or
(3) any controversy or claim arising out of or relating to the Shares.

              10.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its remaining terms.

              10.10 CONSTRUCTION OF AGREEMENT. This agreement shall not be construed in favor of or against either the Company or the Investor, but shall be construed as if both parties prepared this Agreement.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       THE COMPANY:

ADDRESS:                               UniFET, INCORPORATED
11021 Via Frontera, Suite 200               a California corporation
San Diego, CA 92127

                                       By:
                                            --------------------------------
                                            W. Jerry Mezger, President & CEO




                                       INVESTOR:

ADDRESS:
                                       By:
                                            --------------------------------
- -------------------------              Print Name:
- -------------------------                   --------------------------------


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

                                     Schedule 2.5
                                          to
                     Series C Preferred Stock Purchase Agreement



The Company is currently in default under that certain Promissory Note dated March 29, 1993 in favor of Carl Horn & Co. in the principal amount of $50,000. Such Note will be paid in full immediately following the Closing.


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